UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2012

MOJO ORGANICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 Hudson Street, 21st Floor, Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

(201) 633-2300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2012, Mojo Organics, Inc. (the “Company”) appointed Richard X. Seet as an additional member of the Company’s Board of Directors.

Richard X. Seet, 45 years old, has served as Chairman and Chief Executive Officer of RXS Enterprises, an entity formed to make media investments, since October 2007. Mr. Seet is a director and/or investor in numerous private media companies including Lucky Rice, an integrated lifestyle brand exploring cultures through food whose culinary council include Eric Ripert, Daniel Boulud, Jean-Georges Vongerichten, David Chang, Marcus Sameulsson, and Anthony Bourdain, amongst others. From 2005 to 2007, Mr. Seet served as Chairman and Chief Executive Officer of Amity Entertainment, an independent film and children’s entertainment company he built in partnership with Angelo, Gordon & Co. In 2007, The Big Comfy Couch, a children's property owned by Amity, of which Mr. Seet was an Executive Producer, won an Emmy Award for best children’s show. From 2002 to 2005, Mr. Seet served as Chairman of Seet Kummerfeld Prieb where he focused on buyouts of magazine publishing and marketing and media information services companies. Amongst the transactions that he worked on while at Seet Kummerfeld Prieb was the formation and sale of Reliant Media Services, a consolidator of mid-market prepress facilities which created the largest private, unaffiliated prepress company in the US. In 1999, Mr. Seet co-founded Qiosk.com, a startup venture with equity financing led by United Business Media, a FTSE 100 company, providing digital distribution of multimedia interactive magazines, and served as its President until 2002. Qiosk’s clients included Hearst, Cahners Business Information, Crain Communications, American Lawyer Media, ABP International, Penn Well and CMP Media LLC. From 1995 to 1999, he was a principal with the Carlyle Group where he initiated and led Carlyle’s entry into Asia and the creation of its first Asian focused private equity funds. From 1994 to 1995, Mr. Seet served as a research associate at the Harvard Business School where he developed and authored numerous teaching case studies on Asian competitive strategy. Amongst the cases he authored included Internationalizing the Cola Wars (A): The Battle for China and Asian Markets, Case # 795186-PDF-ENG; and Internationalizing the Cola Wars (B): The Battle for India, Case # 795187-PDF-ENG. Mr. Seet received a Bachelor's of Science at the Massachusetts Institute of Technology and his doctoral education in molecular genetics at Harvard where he was a Baxter Fellow.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2012	MOJO ORGANICS, INC.

	By:	/s/ Glenn Simpson
Name: Glenn Simpson Title: Chief Executive Officer

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